For Growth of Capital

DELAWARE GROUP
Trend Fund

service and guidance

professional management

goals

[Photo of illustration from  Growth of Capital Borchure]

1997
Semi-Annual
Report

LOGO
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     2

January 12, 1998

Dear Shareholder:
The first half of Trend Fund's 1998 fiscal year was marked by a gratifying turnaround. Modifications made to your Fund's portfolio during the prior year, a time of weakness for many small company stocks, bore fruit.
        Trend Fund posted a solid +13.01% cumulative total return (based on Class A shares with capital gains and dividends reinvested at net asset value) for the six months ended
December 31, 1997, a period of sharply higher market volatility.
        We are pleased to report that your Fund's results substantially outpaced those of its benchmark, the Russell 2000 Growth Index, and more than 70% of mutual funds within Lipper's Capital Appreciation Fund investment category, as shown below.
        Trend Fund's managers achieved this strong performance by:
o tightening stock selection criteria; and, increasing fundamental research;
  and,
o allowing "winners" to reach their full capital appreciation potential.
        Under the direction of Gerald S. Frey, your Fund's four-person management team has repositioned Trend's portfolio for what we anticipate may be another challenging calendar year. In our view, interest rates are likely to fall in 1998, and although small cap stocks have generally done well during such periods, several developments give us reason for caution:
o earnings prospects for small, export-oriented technology companies remain uncertain amid keen domestic

Trend Fund's returns substantially outpaced those of its benchmark, the Russell 2000 Growth Index and more than 70% of mutual funds in Lipper's Capital Appreciation investment category during the first half of fiscal 1998.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------------------------------------------------------------
                                                           July 1, 1997                  Dec. 31, 1987
                                                         to Dec. 31, 1997               to Dec. 31, 1997
----------------------------------------------------------------------------------------------------------
Trend Fund A Class                                           +13.01%                        +20.29%
Russell 2000 Growth Index                                     +7.34%                        +13.48%
----------------------------------------------------------------------------------------------------------
Lipper Capital Appreciation Fund Average                      +8.97%                        +14.47%
Peer Group Ranking                                      68th of 238 funds                2nd of 55 funds
----------------------------------------------------------------------------------------------------------

All performance quoted above assumes reinvestment of dividends and capital gains. Six month numbers are cumulative and 10-year numbers are average annual returns. Trend Fund and Lipper Capital Appreciation Fund Average results are at net asset value. Performance for all Fund classes with sales charges are on page 9. Trend Fund A Class ranked 142nd out of 231 funds for the one year period and 44th out of 79 funds for the five-year period ended 12/31/97. Past performance does not guarantee future results. The Russell 2000 Growth Index is unmanaged.


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                                                                         3

competition and continuing fiscal and currency turmoil in Asia;
o price/earnings ratios of many emerging growth companies already seem to reflect their high growth potential, and;
o historically some investors have gravitated to stocks of greater size and stability during times of increased market volatility.
        Nevertheless, Trend Fund's management entered calendar 1998 with renewed confidence in the merits of our investment discipline and a vibrant team spirit. By year's end, Mr. Frey anticipates hiring two additional analysts who are expected to complement the Fund's research efforts in health care and technology stocks.
        Like the stock market, your Fund has had its periods of weakness. But over the long term, patient shareholders have been well rewarded. For the 10-year period ended December 31, 1997, Trend Fund's results have outpaced both its benchmark and nearly all of its peers by a wide margin, as shown on page 2.
        The returns of aggressive growth funds are normally volatile, offering potentially higher rewards for investors who are prepared to accept higher risks. Market history since the 1920s teaches us that small company stocks have, over the long haul, been one of the best performing asset classes.
        On behalf of Delaware Investments, we wish to thank you for your continuing confidence in Trend Fund, which will mark its 30th anniversary in October.


Sincerely,

/s/ Wayne A. Stork
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
Jeffrey J. Nick
President and Chief Executive Officer

Trend Fund's management entered calendar 1998 with renewed confidence in the merits of our investment discipline and a vibrant team spirit.

New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of Delaware Investments. Mr. Nick has been CEO of Lincoln National Investment Companies since October 1996. He joined Lincoln National, Delaware's indirect parent, in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.


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Portfolio Manager's Review

Trend Fund's performance for the six-month period ended December 31, 1997 can be divided into two periods - robust results during the summer and a need to preserve capital during this past fall as market volatility increased.
        Since June, the median market capitalization of companies in your Fund's portfolio has increased as we allowed stocks that met our fundamental investment criteria to reach their full capital appreciation potential. In our opinion, it is more rewarding and efficient to "stick with a winner" rather than sell a stock because a business' market value exceeds some definitions of a small cap company.

A Team Approach, A Consistent Discipline
Trend's team is organized so that each member has primary responsibility for specific sectors. We meet weekly to review the Fund's overall portfolio positioning. This systematic, disciplined approach has begun to yield results since June, and in my opinion, allows us to make efficient use of each person's experience.
        We invest in emerging growth companies that we believe can profit from demographic and technological changes. Given the difficult market for stocks since October's 10% market decline, we believe it is more important than ever to carefully examine the long-term earnings prospects and cash flow of each company we select for your Fund's portfolio.
        We strive to benefit from the early phases of a company's life cycle, a period that generally offers the greatest capital appreciation potential. We may also hold a


In our opinion, it is more rewarding and efficient to "stick with a winner" rather than sell a stock because a business' market value exceeds some definitions of a small cap company.

NET ASSET MIX
-----------------------------------------------------------------------------
December 31, 1997

Computers & Telecommunications                         21.5%
Leisure & Lodging                                       5.7%
Basic Industry                                          3.3%
Cash Equivalents                                        7.7%
Healthcare                                              8.8%
Media                                                   6.2%
Energy & Utilities                                      2.7%
Credit Sensitive                                        8.0%
Other Capital Goods                                     7.7%
Retailing & Apparel                                    13.9%
Consumer/Business Services                             14.5%

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company's shares as it grows, while maintaining a small cap portfolio focus.
As part of our "bottom-up" research of small and mid-size companies, we:
o Look for market leaders;
o Seek strong products and innovative business concepts, and;
o Evaluate industry trends and the competitive environment.

Strategic Positioning
During the first half of fiscal 1998, our sector allocation was roughly parallel to that of the Russell 2000 Growth Index. Compared to June 1997, your Fund has modestly increased its weighting in technology, retailing and financial stocks and reduced its position in environmental service and health care companies.
        Some of your Fund's holdings benefited from merger activity during the first half of fiscal 1998. CUC International and HFS - two consumer service businesses whose stocks we owned - combined to form Cendant Corp. The merged business was your Fund's second largest position as of December 31, 1997. (2.8% of net assets).
        In early January, 1998, Teleport Communications, another one of your Fund's top 10 holdings since mid-1997, agreed to be purchased by AT&T. Teleport provides local telephone services to businesses, and had been benefiting from industry deregulation and consolidation. The company's share price rose more than 60% during the first half of fiscal 1998.

Technology:
Alternating Currents
In the summer, the technology sector provided exceptionally strong returns. In the fall, it was one of the market's weakest stock groups.
        We achieved success with companies such as EMC CORP., an information storage device maker, and Platinum Technology. Our largest holding as of mid-year, Platinum is a computer software maker that has formed an alliance with semiconductor giant Intel Corp. to develop products to manage computer networks.
        Overall, we believe the technology sector's performance became weighed down by concerns that export demand from the Pacific Rim would decline amid

RESULTS BY SECTOR
TREND FUND VS. RUSSELL 2000 GROWTH INDEX
------------------------------------------------------------------------------
June 30, 1997 to December 31, 1997
Industry Group              Trend Fund Holdings      Russell 2000 Growth Index
------------------------------------------------------------------------------
Energy                           +39.7%                       +10.8%
Technology                       +30.2%                        +2.3%
Business Services                +18.6%                       +11.5%
Consumer Goods*                  +11.0%                        +6.7%
Health Care                      +10.1%                        +5.3%
Consumer Services                 +6.1%                        +3.0%
Financials                        +6.0%                       +14.9%

*Non-durable items such as food and clothing. Performance is based on prices of stock holdings and index components and does not include expenses. The sectors shown above represented more than 97% of Trend's holdings as of December 31, 1997. For complete Fund performance, see page 9.


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    6

regional currency devaluations, fear of recession and a credit crunch in many Asian countries.
        A domestic-oriented technology company we sold during the summer was G -Tech Holdings, a firm that manages state lotteries. G-Tech's earnings prospects turned negative after Texas, Arizona and Michigan rebid contracts and several states launched investigations into the company's relationship with government officials. In evaluating technology companies, we take a multiyear perspective and attempt to avoid investing in developing technologies whose prospects are highly speculative. Instead, we focus on well-managed businesses that stand to capitalize on technological change.

Consumers:
Furnishing Success
Some of our consumer stock selections performed well since June, partly as a result of a strong U.S. economy. We reduced our position in one of your Fund's long-time holdings - General Nutrition Cos.(GNC). The stock's price surged beyond our expectations during the fourth quarter, causing it to represent a larger percentage of the portfolio than we liked. We still believe that GNC, a retailer appealing to consumers who desire a healthy lifestyle, is well-managed. However, as part of our investment discipline, we seek to reduce risk by limiting the portfolio's exposure to any one company.

        Cost Plus was another stock that did well during the first half and became our largest retail holding as of December 31. It sells home furnishings and entertainment accessories in 12 Western states. The California-based company imports much of its merchandise from the Pacific Rim, and we believe it is well-positioned to benefit from Asian currency devaluations which should reduce the company's purchasing costs, potentially increasing profit margins.

[PHOTO OF KEYBOARD]

TOP 10 HOLDINGS

-----------------------------------------------------------------------------------------------------------
December 31, 1997
Company                                    Main Product or Service                     Share of Net Assets
-----------------------------------------------------------------------------------------------------------
PLATINUM Technology                        Computer network management                        3.0%
Cendant Corp.                              Hotel franchisees/Consumer discounts               2.8%
Teleport Communications Group              Local telephone service provider                   2.7%
Chancellor Media Class A                   Radio broadcaster                                  2.5%
Cost Plus                                  Home furnishings retailer                          2.4%
EMC Corp.                                  Makes information storage devices                  2.0%
Sunrise Assisted Living                    Continuing care homes                              1.9%
Veritas Software                           Business data management                           1.9%
CapStar Hotels                             Operates hotels                                    1.8%
Comfort Systems USA                        Commercial heating & air systems                   1.7%
-----------------------------------------------------------------------------------------------------------
Total                                                                                       22.70%
-----------------------------------------------------------------------------------------------------------

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                                                                         7

Health Care:
Still No Recovery
For more than a year, the health care sector has been a source of disappointment for Trend Fund. Regulatory concerns and an increasingly competitive industry environment have continued to reduce the industry's earnings.
        Overall, we cut your Fund's weighting in this area from 12.9% of net assets at the start of the fiscal year to 8.8% as of December 31. Among the positions we reduced were our holdings of American Oncology Resources. Based in Houston, the company manages the practices of physicians who treat cancer patients. Although the company appears to have strong expansion potential, the industry's weak fundamentals as well as sales of stock by management gave us cause for concern. One bright spot in our health care portfolio was Sunrise Assisted Living. It operates housing complexes that provide personal support services to the elderly. The company's facilities offer seniors more independence than a nursing home, and such care appears to be particularly appealing to people over age 85, the nation's fastest growing demographic group, according to the U.S. Department of Labor.

Business Services:
Waning Expectations
Pittston Brink's Group was a business services stock that worked well for us during the first half of fiscal 1998. The company operates armored trucks, makes commercial alarm systems and is benefiting from increased concern for personal and business security. A consensus of securities analysts expects the company's earnings to grow at more than twice the rate of the S&P 500 Index for the next five years. This past fall another of our major long-time holdings in this area
- Republic Industries - ran out of gas. Republic is a nationwide auto dealership manager and rental car operator, and the company's stock price declined sharply in the fourth quarter amid a weakening used car market. According to government figures, the average wholesale price for a used car dropped 11% during calendar 1997. We have reduced our position in Republic since the summer.

[PHOTO OF FAMILY ON BEACH]

Q.
WHAT IS TREND FUND'S SELL
DISCIPLINE?

a.
We tend to sell when we see fundamental internal or external problems. When management isn't candid about a company's prospects, is slow to address competition or expands in areas where they lack expertise, it frequently means trouble.

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for growth
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     8

Outlook
While we are pleased to see that our renewed commitment to disciplined stock selection worked well during the first half, we have no intention of resting on our laurels. We believe we need to expand our analysis capabilities in health care, and supplement the work we are doing in the technology area.
        In our view, the pace of corporate earnings growth is likely to be the single biggest risk factor in the stock market in 1998. Expert knowledge of a particular industry's earnings prospects and competitive environment can help us distinguish between companies likely to do well over the long term and those that are simply riding the current wave of U.S. prosperity.
        With the nation's unemployment rate at lows not seen since the 1960s, some industries are facing labor shortages that are reducing productivity. Others, though profitable, are losing market share, have inadequate management or weak financial resources. We believe intensive, bottom-up analysis can help us pick companies that can grow at sustained rates and meet Wall Street's profit expectations, even in the face of unexpected challenges.
        Historically, more than three-quarters of your Fund's net assets have been invested in four broad sectors - technology, business services, consumer goods and services and health care. Over the long haul, we believe these sectors are likely to remain the most promising growth areas as your Fund prepares to enter its fourth decade of operation.

Gerald S. Frey
Vice President and
Senior Portfolio Manager

January 12, 1998

In our view, the pace of corporate earnings growth is likely to be the single biggest risk factor in the stock market in 1998.

PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------
December 31, 1997                            Percent of Net Assets
------------------------------------------------------------------------------
                                          June 30,         December 31,
                                            1997               1997
Market Value of Companies
  Less than $1.2 billion                     78.3%             68.4%
  $1.2 billion to $8.5 billion               16.7%             25.6%
  Greater than $8.5 billion                   5.0%              6.0%
Number of Stocks                              116               118
Median Market Capitalization             $361 million     $453 million
Median Stock
  Price-To-Earnings Ratio                     21x              22.9x
Beta                                         0.98              0.83
Portfolio Turnover (Annualized)              115%                95%

P/E is based on a consensus of analysts' earnings estimates for fiscal 1998 as reported by First Call. Beta is a measure of volatility relative to the S&P 500 Index based on monthly returns for the past three years. Beta of the S&P 500 Index equals 1.0.

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                                                                         9
TREND FUND'S LONG-TERM PERFORMANCE
------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 31, 1987 TO DECEMBER 31, 1997

                                       Lipper Capital
                                 Appreciation Fund Average     Russell 2000
           Trend Fund A Class           (55 Funds)             Growth Index
Dec-87         $ 9,525                    $10,000                $10,000
Dec-88         $12,080                    $11,369                $12,037
Dec-89         $18,083                    $14,395                $14,465
Dec-90         $13,633                    $13,138                $11,946
Dec-91         $23,769                    $18,206                $18,061
Dec-92         $29,117                    $19,878                $19,465
Dec-93         $35,629                    $23,521                $22,065
Dec-94         $32,077                    $22,896                $21,529
Dec-95         $45,714                    $30,119                $28,211
Dec-96         $50,608                    $35,238                $31,388
Dec-97         $60,441                    $42,338                $35,424

Chart assumes $10,000 invested on December 31, 1987 and includes the effect of a 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TREND FUND PERFORMANCE

-----------------------------------------------------------------------------------------------------
Average Annual Return Through December 31, 1997
                                     Lifetime         Ten Years         Five Years         One Year
-----------------------------------------------------------------------------------------------------
Class A (Est. 10/3/68)
    Excluding Sales Charge            +9.60%           +20.29%           +15.73%           +19.43%
    Including Sales Charge            +9.42%           +19.71%           +14.62%           +13.76%
-----------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge           +19.06%                                               +18.62%
    Including Sales Charge           +18.45%                                               +14.62%
-----------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge           +15.85%                                               +18.62%
    Including Sales Charge           +15.85%                                               +17.62%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. B and C Class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 4.75% front-end sales charge and a 12b-1 fee implemented on June 1, 1992.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year, one-year periods and six-month cumulative return for the periods ended 12/31/97, for Trend Fund's Institutional Class were +9.65%, +20.44%, +16.01%, +19.86% and +13.21%. The Institutional Class was initially made available without sales charges only to certain eligible institutional accounts on 11/9/92; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge in effect since 6/1/92.

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   10

Financial Statements
Delaware Group Equity Funds III, Inc. -
Trend Fund
Statement of Net Assets
December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                                       Number         Market
                                                     of Shares        Value
                                                    -----------     -----------

 Common Stock - 93.29%
 Aerospace & Defense - 2.31%
 AAR ........................................         202,100     $ 7,831,375
*Kellstrom Industries .......................         285,300       7,096,838
                                                                  -----------
                                                                   14,928,213
                                                                  -----------
 Banking, Finance & Insurance - 4.00%
*Capital Trust Class A ......................         163,300       1,837,125
*ESG Re Limited .............................         105,100       2,456,713
*Financial Federal ..........................          31,200         737,100
*Golden State Bancorp .......................          24,500         915,688
 INMC Mortgage Holdings .....................         362,000       8,484,375
*Long Beach Financial .......................         123,000       1,437,563
 Medallion Financial ........................          94,100       2,046,675
 Merchants Bancshares .......................          14,400         471,600
 Ocwen Asset Investment .....................         362,000       7,443,625
                                                                  -----------
                                                                   25,830,464
 Buildings & Materials - 2.73%                                    -----------
*Comfort Systems USA ........................         551,600      10,894,100
*J. Ray McDermott, S.A ......................         156,300       6,720,900
                                                                  -----------
                                                                   17,615,000
                                                                  -----------
 Cable, Media & Publishing - 6.21%
*Chancellor Media Class A ...................         215,800      16,110,819
*HSN ........................................         192,504       9,925,987
*Metro Networks .............................          95,600       3,190,650
*Princeton Video Image ......................          60,400         554,925
 TCA Cable TV ...............................          91,500       4,237,594
*The Petersen Companies Class A .............         263,100       6,051,300
                                                                  -----------
                                                                   40,071,275
                                                                  -----------
 Chemicals - 1.54%
 Koger Equity ...............................         130,900       2,871,619
*Mettler-Toledo International ...............         331,700       5,721,825
*Trammell Crow ..............................          50,900       1,310,675
                                                                  -----------
                                                                    9,904,119
                                                                  -----------
 Computers & Technology - 16.46%
*Aspect Development .........................         197,800      10,310,325
*Black Box ..................................         128,300       4,554,650
*Checkfree Holdings .........................         200,500       5,451,094
*Concord Communications .....................         108,300       2,226,919
*Credit Management Solutions ................         266,000       3,458,000
*EMC ........................................         472,200      12,955,988
*FlexInternational Software .................         310,500       4,890,375
*Hypercom ...................................         338,200       4,777,075
*Hyperion Software ..........................          89,200       3,211,200
*J.D. Edwards ...............................         223,100       6,623,281
*May & Speh .................................         229,300       3,038,225
*NOVA .......................................         201,300       5,032,500
*Peerless Systems ...........................         325,500       4,211,156

------------
Top 10 holdings, representing 22.7% of net assets are in bold face.

                                                       Number        Market
                                                     of Shares       Value
                                                     ---------   ------------

 Common Stock (Continued)
 Computers & Technology (Continued)
*PLATINUM Technology ..........................        692,832   $ 19,615,839
*PSW Technologies .............................        261,500      3,742,719
*Veritas Software .............................        237,200     12,067,550
                                                                  -----------
                                                                  106,166,896
                                                                  -----------
 Consumer Products - 1.44%
*Gemstar International Group Limited ..........        299,700      7,211,531
*Racing Champions .............................        266,600      2,074,481
                                                                  -----------
                                                                    9,286,012
                                                                  -----------
 Electronics & Electrical - 3.95%
*Micrel .......................................        169,300      4,793,306
*MMC Networks .................................          3,200         54,400
*P-COM ........................................        152,300      2,665,250
 Pittston Brink's Group .......................        192,500      7,748,125
*Sipex ........................................        336,500     10,200,156
                                                                  -----------
                                                                   25,461,237
                                                                  -----------
 Energy - 1.45%
*Eagle Geophysical ............................         10,000        131,250
*Patterson Energy .............................         49,000      1,903,346
*Precision Drilling ...........................        300,000      7,312,500
                                                                  -----------
                                                                    9,347,096
                                                                  -----------
 Environmental Services - 2.46%
*Republic Industries ..........................        170,000      3,963,125
*Superior Services ............................        257,800      7,524,538
*Veritas DGC ..................................        110,700      4,372,650
                                                                  -----------
                                                                   15,860,313
                                                                  -----------
 Food, Beverage & Tobacco - 2.91%
*American Italian Pasta Class A ...............        192,900      4,822,500
*Beringer Wine Estates Class B ................         31,500      1,197,000
*Cheesecake Factory ...........................        170,000      5,147,812
*Scheid Vineyards Class A .....................        106,000        914,250
*ShowBiz Pizza Time ...........................         89,500      2,069,688
*United Natural Foods .........................        177,200      4,629,350
                                                                  -----------
                                                                   18,780,600
                                                                  -----------
 Healthcare & Pharmaceuticals - 8.80%
*Alternative Living Services ..................        187,400      5,540,013
*American Oncology Resources ..................        368,900      5,925,456
*Cerus ........................................        198,200      4,409,950
*MedPartners ..................................        169,500      3,792,563
*Pharmerica ...................................        394,800      4,133,062
*Phycor .......................................        155,200      4,195,250
*Physician Sales & Service ....................        247,000      5,372,250
*PMR ..........................................        130,100      2,610,131
*Renal Care Group .............................        120,750      3,879,094
*Sunrise Assisted Living ......................        285,300     12,232,238
*Wesley Jessen VisionCare .....................        119,100      4,659,788
                                                                  -----------
                                                                   56,749,795
                                                                   -----------
                                                                    for growth
                                                                    of capital
                                                                         11

Trend Fund
Statement of Net Assets (Continued)
------------------------------------------------------------------------------

                                                         Number       Market
                                                       of Shares      Value
                                                       ---------  ------------
 COMMON STOCK (Continued)
 Industrial Machinery - 1.54%
*PRI Automation ................................         97,700   $  2,827,194
*Spinnaker Industries Common ...................        164,428      3,555,756
*Spinnaker Industries Class A ..................        150,000      3,562,500
                                                                  ------------
                                                                     9,945,450
                                                                  ------------
 Leisure, Lodging & Entertainment - 5.74%
*AMF Bowling ...................................        108,700      2,717,500
*Brookdale Living Communities ..................         92,200      1,567,400
*CapStar Hotel .................................        338,600     11,618,213
*Dave & Buster's ...............................        145,600      3,303,300
*Equity Marketing ..............................        227,300      5,639,881
*Extended Stay America .........................        391,979      4,875,236
*Florida Panthers ..............................        300,700      5,187,075
 Morton's Restaurant Group .....................        102,900      2,083,725
                                                                  ------------
                                                                    36,992,330
                                                                  ------------
 Metals & Mining - 1.12%
*Kaynar Technologies ...........................        131,600      3,734,150
*Metals USA ....................................        229,700      3,502,925
                                                                  ------------
                                                                     7,237,075
                                                                  ------------
 Packaging & Containers - 0.61%
*Silgan Holdings ...............................        122,000      3,926,875
                                                                  ------------
                                                                     3,926,875
                                                                  ------------
 Real Estate - 1.32%
*Atria Communities .............................        215,800      3,763,013
 Mack-Cali Realty ..............................         50,300      2,062,300
 Prentiss Properties Trust .....................         49,300      1,377,319
 Prime Retail ..................................         91,400      1,296,738
                                                                  ------------
                                                                     8,499,370
                                                                  ------------
 Retail - 13.33%
*Amazon.com ....................................         81,100      4,888,809
 Arbor Drugs ...................................         24,450        454,617
*Cost Plus .....................................        526,000     15,385,500
*Dollar Tree Stores ............................        203,300      8,449,656
*Finish Line Class A ...........................        277,800      3,663,488
*Gadzooks ......................................         98,600      2,082,925
*General Nutrition .............................        147,300      4,998,994
*Hibbett Sporting Goods ........................        142,900      3,179,525
*Linens N Things ...............................        220,200      9,606,225
*MSC Industrial Direct - Class A ...............        163,800      6,941,025
*Piercing Pagoda ...............................        116,800      3,306,900
*Quiksilver ....................................         74,200      2,137,888
 Schultz Sav-O Stores ..........................        501,500      7,898,625
*Staples .......................................        202,600      5,634,812
*Sunglass Hut International ....................        401,300      2,545,747
*Wilmar Industries .............................        196,600      4,792,125
                                                                  ------------
                                                                    85,966,861
                                                                  ------------

                                                         Number       Market
                                                       of Shares      Value
                                                       ---------  ------------

 COMMON STOCK (Continued)
 Telecommunications - 6.06%
*GeoTel Communications .........................        226,000   $  3,559,500
*Intelcom Group ................................        212,900      5,841,444
*Nextlink Communications Class A ...............        214,700      4,595,922
*PairGain Technologies .........................        410,300      7,962,384
*Teleport Communications Group .................        312,300     17,156,981
                                                                  ------------
                                                                    39,116,231
                                                                  ------------
 Textiles, Apparel & Furniture - 0.52%
*Pacific Sunwear of California .................         74,600      2,219,350
*Sportsline USA ................................        108,300      1,150,688
                                                                  ------------
                                                                     3,370,038
                                                                  ------------
 Utilities - 1.25%
 AES ...........................................        172,950      8,063,794
                                                                  ------------
                                                                     8,063,794
                                                                  ------------
 Miscellaneous - 7.54%
*Cendant .......................................        535,211     18,397,881
*Coinmach Laundry ..............................        184,400      4,540,850
 G&K Services ..................................         48,100      2,020,200
 Jack Henry & Associates .......................        257,900      7,124,488
 Market Facts ..................................         48,900        831,300
*NFO Worldwide .................................        312,863      6,550,559
*Profit Recovery Group .........................        326,100      5,849,419
*SOS Staffing Services .........................        175,300      3,330,700
                                                                  ------------
                                                                    48,645,397
                                                                  ------------
 Total Common Stock (cost $430,852,106) ........                  $601,764,441
                                                                  ------------

                                                     Principal
                                                      Amount
Repurchase Agreements - 9.56%
  With Chase Manhattan Bank 6.00% 1/2/98
  (dated 12/31/97, collateralized by
  $19,245,000 U.S. Treasury Notes 6.625%
  due 3/31/02, market value $20,183,203) .....     $19,762,000     $19,762,000
  With PaineWebber 6.375% 1/2/98
  (dated 12/31/97, collateralized by
  $21,299,000 U.S. Treasury Notes 6.25%
  due 6/30/98, market value $21,382,265) .....      20,938,000      20,938,000
With J.P. Morgan Securities 6.25% 1/2/98
  (dated 12/31/97, collateralized by
  $20,220,000 U.S. Treasury Notes
  9.25% due 8/15/98,
  market value $21,366,555) ..................      20,938,000      20,938,000
                                                                  ------------
Total Repurchase Agreements
  (cost $61,638,000) .........................                      61,638,000
                                                                  ------------
for growth
of capital
   12

Trend Fund
Statement of Net Assets (Continued)
------------------------------------------------------------------------------

 Total Market Value of Securities Owned - 102.85%
  (cost $492,490,106)  ........................................   $ 663,402,441
 Liabilities Net of Receivables
  And Other Assets - (2.85%)  .................................     (18,382,698)
                                                                  -------------
 Net Assets Applicable to 38,222,440
  Shares ($.50 par value)
  Outstanding - 100.00%  ......................................   $ 645,019,743
                                                                  =============

 Net Assets Value - Trend Fund A Class
  ($492,300,343 / 29,123,694 shares) ..........................          $16.90
                                                                         ======
 Net Assets Value - Trend Fund B Class
  ($67,288,930 / 4,095,850 shares) ............................          $16.43
                                                                         ======
 Net Assets Value - Trend Fund C Class
  ($13,939,899 / 838,828 shares) ..............................          $16.62
                                                                         ======
 Net Assets Value - Trend Fund
 Institutional Class
  ($71,490,571 / 4,164,068 shares) ............................          $17.17
                                                                         ======

-------------
*Non-income producing securities for the period ended 12/31/97

 Components of Net Assets at December 31, 1997:
 Common stock, $.50 par value, 500,000,000 shares
  authorized to the Fund with 125,000,000
  shares allocated ............................................   $ 471,374,902
 Accumulated net investment loss ..............................      (2,320,011)
 Accumulated net realized gain on investments .................       5,052,517
 Net unrealized appreciation of investment ....................     170,912,335
                                                                  -------------
 Total net assets .............................................   $ 645,019,743
                                                                  =============

 Net Asset Value and Offering Price Per
  Shares - A Class Trend Fund
 Net asset value A Class (A)  .................................          $16.90
 Sales Charge (4.75% of offering price or 4.97%,
  of the amount invested per share) (B) .......................            0.84
                                                                         ------
 Offering price ...............................................          $17.74
                                                                         ======

---------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes
                                                                    for growth
                                                                    of capital
                                                                        13

Delaware Group Equity Funds III, Inc.
Statement of Operations
Six Months Ended December 31, 1997
(Unaudited)
-------------------------------------------------------------------------------

Investment Income:
Interest ......................................   $  1,378,031
Dividends .....................................      1,021,165    $  2,399,196
                                                  ------------

Expenses:
Management fees ...............................      2,562,709
Distribution expense ..........................      1,041,578
Dividend disbursing and transfer agent
 fees and expenses ............................        694,337
Accounting and administration .................        184,653
Reports and statements to shareholders ........         77,326
Registration fees .............................         43,458
Taxes (other than taxes on income) ............         29,319
Professional fees .............................         17,878
Directors' fees ...............................         11,108
Custodian fees ................................          8,931
Other .........................................         47,910
                                                  ------------
                                                                     4,719,207
                                                                  ------------
Net Investment Loss ...........................                     (2,320,011)
                                                                  ------------
Net Realized and Unrealized
  Gain on Investments:
Net realized gain on investment transactions ..                     39,736,146
Net change in unrealized appreciation
 of investment transactions: ..................                     49,742,416
                                                                  ------------
Net Realized and Unrealized Gain
 on Investments ...............................                     89,478,562
                                                                  ------------
Net increase in Net Assets Resulting
  From Operations .............................                   $ 87,158,551
                                                                  ============

                             See accompanying notes

Delaware Group Equity Funds III, Inc.
Statement of Changes in Net Assets
December 31, 1997
------------------------------------------------------------------------------

                                                      Six Months Ended        Year
                                                          12/31/97            Ended
                                                        (Unaudited)          6/30/97
                                                     ---------------    ---------------

Increase in Net Assets from Operations:
Net investment loss ..............................   $    (2,320,011)   $    (3,156,724)
Net realized gain on investments transactions ....        39,736,146         48,355,873
Net change in unrealized
 appreciation(depreciation) ......................        49,742,416        (38,283,267)
                                                     ---------------    ---------------
Net increase in net assets resulting
 from operations .................................        87,158,551          6,915,882
                                                     ---------------    ---------------

Distribution to Shareholders from Net
 Realized Gain on Investment Transactions:
 Trend Fund A Class ..............................       (52,531,643)       (39,963,160)
 Trend Fund B Class ..............................        (7,025,614)        (3,093,202)
 Trend Fund C Class ..............................        (1,412,652)          (553,950)
 Trend Fund Institutional Class ..................       (12,847,164)       (11,579,487)
                                                     ---------------    ---------------
                                                         (73,817,073)       (55,189,799)
                                                     ---------------    ---------------
Capital Share Transactions:
Proceeds from shares sold:
 Trend Fund A Class ..............................       961,913,156        827,810,264
 Trend Fund B Class ..............................        10,808,532         31,657,228
 Trend Fund C Class ..............................         7,245,683         10,068,458
 Trend Fund Institutional Class ..................        68,218,779         68,208,309
Net asset value of shares issued upon reinvestment
 of dividends from net realized gain on
 investment transactions:
 Trend Fund A Class ..............................        49,568,458         37,772,429
 Trend Fund B Class ..............................         6,577,041          2,938,833
 Trend Fund C Class ..............................         1,382,404            538,254
 Trend Fund Institutional Class ..................        12,837,119         10,448,339
                                                     ---------------    ---------------
                                                       1,118,551,172        989,442,114
                                                     ---------------    ---------------
Cost of shares repurchased:
Trend Fund A Class ...............................      (960,632,530)      (899,972,498)
Trend Fund B Class ...............................        (5,110,974)       (12,647,535)
Trend Fund C Class ...............................        (6,128,445)        (5,261,927)
Trend Fund Institutional Class ...................      (130,153,250)       (97,466,112)
                                                     ---------------    ---------------
                                                      (1,102,025,199)    (1,015,348,072)
                                                     ---------------    ---------------
Increase (decrease) in net assets derived
 from capital share transactions .................        16,525,973        (25,905,958)
                                                     ---------------    ---------------

Net Increase (Decrease) in Net Assets ............        29,867,451        (74,179,875)

Net Assets:
Beginning of year ................................       615,152,292        689,332,167
                                                     ---------------    ---------------
End of year ......................................   $   645,019,743    $   615,152,292
                                                     ===============    ===============

                            See accompanying notes
for growth
of capital
  14

Delaware Group Equity Funds III, Inc. - Trend Fund
Financial Highlights
------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Trend Fund Class A
                                             ---------------------------------------------------------------------------------------
                                               Six Months        Year          Year           Year          Year           Year
                                                 Ended           Ended         Ended          Ended         Ended          Ended
                                              12/31/97(1)       6/30/97       6/30/96        6/30/95       6/30/94        6/30/93
                                              (Unaudited)
Net asset value, beginning of period ........   $16.730         $18.160       $14.210        $12.210       $13.980        $11.380

Income from investment operations:
    Net investment loss(2)...................    (0.056)         (0.075)       (0.127)        (0.074)        (0.042)       (0.004)
    Net realized and unrealized
      gain on investments ...................     2.166           0.155         4.977          2.864          0.212         3.754
                                                -------         -------       -------        -------       --------       -------
    Total from investment operations ........     2.110           0.080         4.850          2.790          0.170         3.750
                                                -------         -------       -------        -------       --------       -------

Less dividends and distributions:
    Distributions from net realized gain on
      investment transactions ...............    (1.940)         (1.510)       (0.900)        (0.790)        (1.940)       (1.150)
                                                -------         -------       -------        -------       --------       -------
    Total dividends and distributions .......    (1.940)         (1.510)       (0.900)        (0.790)        (1.940)       (1.150)
                                                -------         -------       -------        -------       --------       -------

Net asset value, end of period ..............   $16.900         $16.730       $18.160        $14.210        $12.210       $13.980
                                                =======         =======       =======        =======        =======       =======

Total return(3)..............................    13.01%           1.67%        35.53%         24.40%          0.59%        35.24%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .  $492,300        $428,309      $497,188       $318,933       $253,964      $219,826
    Ratio of expenses to average net assets .     1.33%           1.34%         1.31%          1.36%          1.37%         1.33%
    Ratio of net investment loss
      to average net assets .................    (0.64%)         (0.47%)       (0.79%)        (0.58%)        (0.72%)       (0.61%)
    Portfolio turnover ......................       95%            115%           90%            64%            67%           75%
    Average commission rate paid(4)..........   $0.0600         $0.0594       $0.0557            N/A            N/A           N/A

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Years ended 1995, 1996, 1997, and the six months ended December 31, 1997 per share information was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                    for growth
                                                                    of capital
                                                                        15

Financial Highlights (Continued)
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Trend Fund Class B                         Trend Fund Class C
                                                 ----------------------------------------------  ----------------------------------
                                                  Six Months    Year        Year       Period      Six Months   Year       Period
                                                    Ended       Ended       Ended    9/6/94 to(2)    Ended      Ended    11/29/95(2)
                                                 12/31/97(1)   6/30/97     6/30/96     6/30/95    12/31/97(1)  6/30/97   to 6/30/96
                                                 (Unaudited)                                      (Unaudited)
Net asset value, beginning of period ...........   $16.370     $17.920     $14.130     $12.110     $16.540     $18.090     $15.460

Income from investment operations:
    Net investment loss(3)......................    (0.119)     (0.189)     (0.248)     (0.142)     (0.121)     (0.197)     (0.253)
    Net realized and unrealized
      gain on investments ......................     2.119       0.149       4.938       2.162       2.141       0.157       3.233
                                                   -------     -------     -------     -------     -------     -------     -------
 Total from investment operations ..............     2.000      (0.040)      4.690       2.020       2.020      (0.040)      2.980
                                                   -------     -------     -------     -------     -------     -------     -------

Less dividends and distributions:
    Distributions from net realized gain on
      investment transactions ..................    (1.940)     (1.510)     (0.900)          -      (1.940)     (1.510)     (0.350)
                                                   -------     -------     -------     -------     -------     -------     -------
    Total dividends and distributions ..........    (1.940)     (1.510)     (0.900)          -      (1.940)     (1.510)     (0.350)
                                                   -------     -------     -------     -------     -------     -------     -------

Net asset value, end of period .................   $16.430     $16.370     $17.920     $14.130     $16.620     $16.540     $18.090
                                                   =======     =======     =======     =======     =======     =======     =======

Total return(4).................................    12.61%       0.96%      34.55%      16.68%      12.59%       0.95%      19.66%


Ratios and supplemental data:
    Net assets, end of period (000 omitted)       $67,289     $55,047     $35,090      $5,175      $13,940     $11,447     $6,359
    Ratio of expenses to average net assets          2.08%       2.09%       2.06%       2.12%        2.08%       2.09%      2.06%
    Ratio of net investment loss
      to average net assets ...............         (1.39%)     (1.25%)     (1.54%)     (1.34%)      (1.39%)     (1.28%)    (1.54%)
    Portfolio turnover .......................         95%        115%         90%         64%          95%        115%        90%
    Average commission rate paid(5)...........   $ 0.0600     $0.0594     $0.0557         N/A      $0.0600     $0.0594$     0.0557

---------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering. Ratios have been annualized and total returns have not been annualized for Trend B Class and Trend C Class
(3) Years ended 1995, 1996, 1997 and the six months ended December 31, 1997 per share information was based on the average shares outstanding method.
(4) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

for growth
of capital
   16

Financial Highlights (Continued)
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Trend Fund Institutional Class
                                             ---------------------------------------------------------------------------------------
                                             Six Months      Year          Year             Year            Year         Period
                                               Ended         Ended         Ended            Ended           Ended       11/23/92(2)
                                            12/31/97(1)     6/30/97        6/30/9          6/30/95         6/30/94      to 6/30/93
                                            (Unaudited)
Net asset value, beginning of period ......   $16.950       $18.330        $14.300         $12.250         $13.990        $12.760

Income from investment operations:
    Net investment loss(3) ................    (0.034)       (0.034)        (0.087)         (0.044)         (0.002)        (0.035)
    Net realized and unrealized
      gain on investments .................     2.194         0.164          5.017           2.884           0.202          1.615
                                              -------       -------        -------         -------         -------        -------
    Total from investment operations ......     2.160         0.130          4.930           2.840           0.200          1.580
                                              -------       -------        -------         -------         -------        -------

Less dividends and distributions:
    Distributions from net realized gain on
      investment transactions .............    (1.940)       (1.510)        (0.900)         (0.790)         (1.940)        (0.350)
                                              -------       -------        -------         -------         -------        -------
    Total dividends and distributions .....    (1.940)       (1.510)        (0.900)         (0.790)         (1.940)        (0.350)
                                              -------       -------        -------         -------         -------        -------

Net asset value, end of period ............   $17.170       $16.950        $18.330         $14.300         $12.250        $13.990
                                              =======       =======        =======         =======         =======        =======

Total return ..............................    13.21%         1.94%         35.88%          24.74%           0.83%         21.69%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)   $71,491      $120,319       $150,695         $55,437         $13,499         $2,237
    Ratio of expenses to average net assets     1.08%         1.08%          1.06%           1.12%           1.15%          1.21%
    Ratio of net investment loss
      to average net assets ...............    (0.39%)       (0.21%)        (0.54%)         (0.34%)         (0.50%)        (0.49%)
    Portfolio turnover ....................       95%          115%            90%             64%             67%            75%
    Average commission rate paid(4) .......   $0.0600       $0.0594        $0.0557             N/A             N/A            N/A

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering. Ratios and total return have been annualized for Trend Fund Institutional Class.
(3) Years ended 1995, 1996, 1997, and the six months ended December 31, 1997 per share information was based on the average shares outstanding method.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                    for growth
                                                                    of capital
                                                                        17


Delaware Group Equity Funds III, Inc. - Trend Fund
Notes to Financial Statements
December 31, 1997
(Unaudited)
------------------------------------------------------------------------------

Delaware Group Equity Fund III, Inc. - Trend Fund (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Trend Fund A Class carries a front-end sales charge of 4.75%. The Trend Fund B Class carries a back-end deferred sales charge. Trend Fund C Class carries a level load deferred sales charge and Trend Fund Institutional Class has no sales charge. The Fund's objective is to seek to achieve capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average daily net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

--------------------------------------------------------------------------------
Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing and transfer agent services for the Fund. The Fund has also engaged DSC to provide accounting services. For the period ended December 31, 1997, the Fund expensed $694,337 for dividend disbursing and transfer agent services and $134,846 for accounting services. At December 31,1997, the Fund had a liability for such fees and other expenses payable to DSC for $44,408.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended December 31, 1997, DDLP earned $78,689 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended December 31, 1997, the Fund made purchases of $349,482,525 and sales of $399,674,709 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $492,657,758.

At December 31, 1997, unrealized appreciation for federal income tax purposes aggregated $170,744,683 of which $185,904,387 related to unrealized appreciation of securities and $15,159,704 related to unrealized depreciation of securities.

for growth
of capital
   18

Notes to Financial Highlights
-------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                             Six Months
                                               Ended           Year Ended
                                              12/31/97          6/30/97
Shares sold:
 Trend Fund A Class.......................   55,434,040       52,474,941
 Trend Fund B Class.......................      631,094        2,031,645
 Trend Fund C Class.......................      417,058          640,838
 Trend Fund Institutional Class ..........    3,741,849        4,266,348

Shares issued upon reinvestment of
 dividends from net realized gains
 on investment transactions:
 Trend Fund A Class.......................    2,957,125        2,590,704
 Trend Fund B Class.......................      402,319          204,653
 Trend Fund C Class.......................       83,605           37,095
 Trend Fund Institutional Class...........      755,272          708,843
                                            -----------      -----------
                                             64,422,362       62,955,067
                                            -----------      -----------

Shares repurchased:
 Trend Fund A Class.......................  (54,861,481)     (56,846,419)
 Trend Fund B Class.......................     (299,995)        (831,622)
 Trend Fund C Class.......................     (355,779)        (335,440)
 Trend Fund Institutional Class ..........   (7,430,494)      (6,097,893)
                                            -----------      -----------
                                            (62,947,749)     (64,111,374)

Net Increase (Decrease)..................     1,474,613       (1,156,307)
                                            ===========      ===========

5. Market and Credit Risk
The Fund has a committed line of credit for $24 million. No amount was outstanding at December 31, 1997, or at any time during the fiscal year.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

Delaware investments fund family of Funds

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

For Total Return
Quantum Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund
ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

*Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.


funds


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[PHOTO OF KEYBOARD]

This Semi-annual report is for the information of trend fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Trend Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Investment Manager
Delaware Management Company, Inc.
Philadelphia

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

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Printed in the USA
on recycled paper

SA-003 [12/97] PP2/98
(497)